Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Abram Janz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Blugrass Energy Inc. on Form 10-Q for the quarterly period ended June 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Blugrass Energy Inc.

By:	/s/ Abram Janz
	Name:	Abram Janz
	Title:	President and Chief Executive Officer

August 15, 2011

     I, Laurence K. Maguire, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Blugrass Energy Inc. on Form 10-Q for the quarterly period ended June 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Blugrass Energy Inc.

By:	/s/ Laurence K. Maguire
	Name:	Laurence K. Maguire
	Title:	Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

August 15, 2011